UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 1, 2017

Akorn, Inc.
(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 W. Field Court, Suite 300, Lake Forest, Illinois 60045
(Address of Principal Executive Offices) (Zip Code)

(847) 279-6100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 1, 2017, Akorn, Inc. (the “Company”) issued a press release announcing financial results, among other items, as of and for the quarter and year to date period ended December 31, 2016.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.  See attached exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: March 1, 2017	By:	/s/ Duane A. Portwood
Duane A. Portwood
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by Akorn, Inc. on March 1, 2017 announcing financial results as of and for the quarter and year to date period ended December 31, 2016.